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                       NEW ENGLAND LIFE INSURANCE COMPANY
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                         ZENITH SURVIVORSHIP LIFE 2002

                   SUPPLEMENT DATED SEPTEMBER 22, 2006 TO THE
                         PROSPECTUSES DATED MAY 1, 2006

                            ZENITH SURVIVORSHIP LIFE
                              ZENITH FLEXIBLE LIFE

                   SUPPLEMENT DATED SEPTEMBER 22, 2006 TO THE
                PROSPECTUSES DATED MAY 1, 2001, AS SUPPLEMENTED

This supplement updates certain information in the prospectuses for the above flexible premium variable life insurance policies, as supplemented. You should read and retain this supplement.

The following is added under TAX TREATMENT OF POLICY BENEFITS in the TAX CONSIDERATIONS section of the prospectuses:

     Employer-Owned Life Insurance. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.